Vendor Deposits	12 Months Ended
Dec. 31, 2022
Vendor Deposits [Abstract]
VENDOR DEPOSITS

NOTE 5—VENDOR DEPOSITS

Deposits with vendors represent cash on deposit with one vendor arising from accumulated rebates paid by the vendor. The deposits are used by the vendor to seek to secure the Company’s purchases. The deposit can be withdrawn at any time up to the amount of the Company’s credit line with the vendor. Alternatively, the Company could secure their credit line with a floor plan line from a lender and withdraw all its deposits. The Company has elected to leave the deposits with the vendor on which it earns interest income and serves as collateral for the Company’s accounts payable with the vendor (see Note 14).

Vendor deposits as of December 31, 2022 and 2021, were $25.0 million and $12.2 million, respectively.